SUPPLEMENT TO THE PROSPECTUS OF
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS


I.       Evergreen Intermediate Term Government Securities Fund

         Proposed Fund Reorganization

         On March 12, 1999, the Board of Trustees of Evergreen Intermediate Term Government Securities Fund ("Intermediate") approved a proposal to reorganize Intermediate into Evergreen U.S. Government Fund ("U.S. Government"). If the shareholders of Intermediate approve the proposal, all of the assets of Intermediate will be transferred to U.S. Government and shareholders of Intermediate will receive shares of U.S. Government in exchange for their shares. Shareholders of Intermediate as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of Intermediate will be mailed information detailing the proposal on or about June 2, 1999.


April 1, 1999


II.      Evergreen Intermediate Term Bond Fund

         The section of the Evergreen Intermediate Term Bond Fund's prospectus entitled "Organization and Service Providers" under the caption "Portfolio Managers" is supplemented to reflect the following change:

         David J. Bowers has been the portfolio manager for the Evergreen Intermediate Term Bond Fund since January 1999. Mr. Bowers has been a Vice President and portfolio manager on the High Grade Bond Team of Evergreen Investment Management Company ("EIMC") since 1995. Prior to his appointment to portfolio manager of the Evergreen Intermediate Term Bond Fund, Mr. Bowers served as a fixed income analyst, specializing in investment grade corporate bonds. He has been an investment professional at EIMC since 1987.


May 3, 1999


III.     Evergreen Short-Intermediate Bond Fund

         The section of the Evergreen Short-Intermediate Bond Fund's prospectus entitled "Organization and Service Providers" under the caption "Portfolio Managers" is supplemented to reflect the following change:

         P. Michael Jones is the portfolio manager of Evergreen Short-Intermediate Bond Fund. Mr. Jones is a Managing Director, Chief Investment Officer at Mentor Investment Advisors LLC and has been a portfolio manager at Mentor Investment Advisors LLC since November 1991. He has been the manager of Mentor Short-Duration Income Portfolio and Mentor Quality Income Portfolio since April 1995, as well as Mentor Income Fund, a $120 million closed-end bond fund since November 1991. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietory analytical system. Mr. Jones has been affiliated with Evergreen Investment Management since June 1999.



June 30, 1999                                                       549587-6/99